SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest Event reported) August 26, 2002

Digital Recorders, Inc.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	01-13408 (Commission File Number)	56-1362926 (IRS Employer Identification No.)

4018 Patriot Drive, Suite 100, Durham, North Carolina 27703 (Address of principal executive offices) Registrant’s telephone number, including area code (919) 361-2155

Item 5. Other Events

        On August 26, 2002, Digital Recorders, Inc. consummated a privately negotiated sale of a convertible subordinated debenture to John Higgins, a private investor and a director of the Company. Copies of the forms of the definitive agreements governing the sale of securities are attached to this Form 8-K as Exhibit 99.1 through 99.6.

Item 7. Financial Statements and Exhibits

    (c)        Exhibits:

99.1	Form of Loan Agreement dated as of August 26, 2002, by and among Digital Recorders, Inc. and John D. Higgins.

99.2	Form of Digital Recorders, Inc., 8% Convertible Debenture dated August 26, 2002, issued to John D. Higgins.

99.3	Form of Security Agreement dated as of August 26, 2002, among Digital Recorders, Inc. and John D. Higgins.

99.4	Form of Pledge Agreement dated as of August 26, 2002, between Digital Recorders, Inc. and John D. Higgins.

99.5	Form of Subsidiary Guaranty dated as of August 26, 2002, by Subsidiaries of Digital Recorders, Inc. in favor of John D. Higgins.

99.6	Form of Subsidiary Security Agreement dated as of August 26, 2002, among TwinVision of North America, Inc., Digital Audio Corporation, and John D. Higgins.

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SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL RECORDERS, INC.

DATE: August 29, 2002	By: /s/ David L. Turney David L. Turney Chairman of the Board, President and Chief Executive Office

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